UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 19, 2011

AMERICAN DENTAL PARTNERS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-23363	04-3297858
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

American Dental Partners, Inc.

401 Edgewater Place, Suite 430

Wakefield, Massachusetts 01880

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (781) 224-0880

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 19, 2011, the Company held its 2011 Annual Meeting of Stockholders. At the annual meeting, the Company’s stockholders voted on six proposals and cast their votes as described below.

•

With respect to Proposal 1 (Election of Directors), the Company’s stockholders elected Fay Donohue, Dr. Lonnie H. Norris and Steven J. Semmelmayer as Class II Directors to serve three-year terms ending on the date of the Company’s 2014 annual meeting, or until their respective successors have been elected and qualified.

Nominee	Votes For	Votes Withheld
Fay Donohue	11,460,976	509,603
Dr. Lonnie H. Norris	7,569,777	4,400,802
Steven J. Semmelmayer	11,877,064	93,515

•	With respect to Proposal 2 (Non-binding, Advisory Vote on Executive Compensation), the Company’s stockholders approved the following resolution:

“RESOLVED, that the compensation paid to our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

Vote	Shares
For	11,698,329
Against	203,526
Abstaining	68,724
Broker Non-votes	1,751,018

•	With respect to Proposal 3 (Non-binding, Advisory Vote on Frequency of Say-on-Pay Votes), the Company’s stockholders voted to hold a non-binding, advisory vote on executive compensation every year.

Vote	Shares
1 Year	10,377,772
2 Years	1,107
3 Years	1,520,412
Abstaining	71,288

•

With respect to Proposal 4 (Approval of an Amendment to the Company’s Amended 2005 Equity Incentive Plan), the Company’s stockholders approved an amendment to the Company’s Amended 2005 Equity Incentive Plan to increase the number of shares available under the plan by 525,000 shares.

Vote	Shares
For	11,329,617
Against	639,517
Abstaining	1,445
Broker Non-votes	1,751,018

•

With respect to Proposal 5 (Approval of an Amendment to the Company’s Amended 2005 Directors Stock Option Plan), the Company’s stockholders approved an amendment to the Company’s Amended 2005 Directors Stock Option Plan to increase the number of shares available under the plan by 160,000 shares.

Vote	Shares
For	11,436,738
Against	531,924
Abstaining	1,917
Broker Non-votes	1,751,018

•

With respect to Proposal 6 (Ratification of Independent Public Accountant), the Company’s stockholders ratified the selection by the Company’s Board of Directors of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current fiscal year.

Vote	Shares
For	13,636,976
Against	82,960
Abstaining	1,661
Broker Non-votes	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN DENTAL PARTNERS, INC.
(Registrant)

May 20, 2011	/s/ Breht T. Feigh
Breht T. Feigh
Executive Vice President, Chief Financial Officer and Treasurer (principal financial officer)